ACQUISITION OF SPIN GAMES LLC (Tables)	12 Months Ended
Dec. 31, 2022
Spin Games LLC
ACQUISITION OF SPIN GAMES LLC
Schedule of information about business combination

Balances
Purchase price:
Prepaid consideration	2,138
Cash paid upon business combination	8,488
Shares	1,426
Deferred consideration	4,003
Total purchase price	16,055

Fair value of assets acquired, and liabilities assumed:
Cash and cash equivalents	266
Trade and other receivables	405
Prepaid expenses and other assets	105
Property and equipment	107
Right-of-use assets	177
Trade payables and other liabilities	(923)
Deferred revenue	(364)
Lease obligations on right of use assets - current	(88)
Loans payable	(773)
Non-current lease obligations on right of use assets	(89)
Net assets acquired and liabilities assumed	(1,177)

Fair value of intangible assets:
Intellectual property	1,471
Customer relationships	8,131
Gaming licences	164
Brand	462
Trademarks	70
Goodwill	6,934